SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                               GLOBIX CORPORATION
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

LOGO


Corporate Headquarters



January 23, 2004

Dear Stockholder:

     You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Globix Corporation, to be held at 10:00 a.m., local time, on Tuesday, February 24, 2004, at the Globix Corporation headquarters at 139 Centre Street, New York, New York 10013.

     The formal items on the agenda are the election of seven directors and the approval of the Globix Corporation 2003 Stock Option Plan. The Proxy Statement provides information about each nominee and the Stock Option Plan. We do not expect any other items of business to be raised.

         We urge you to vote your shares promptly. As always, your vote is important, and we appreciate your interest in Globix Corporation.


                                        Sincerely yours,


                                        STEVEN G. SINGER
                                        Chairman of the Board of Directors

LOGO

Corporate Headquarters



NOTICE OF ANNUAL MEETING

January 23, 2004

     Notice is hereby given that the 2004 Annual Meeting of the Stockholders of Globix Corporation, a Delaware corporation, will be held at our offices at 139 Centre Street, New York, New York 10013 on Tuesday, February 24, 2004 at 10:00 a.m., local time, for purposes of:

     1)   electing seven directors;

     2) acting on the proposal to adopt the Globix Corporation 2003 Stock Option Plan; and

     3) acting upon such other matters as may properly come before the meeting or any adjournments, postponements or continuations of the meeting.

     All Globix stockholders of record at the close of business on January 16, 2004 are entitled to vote at the meeting.

     All stockholders are invited to attend the meeting. To ensure your representation at the meeting, however, we urge you to vote your shares by mail at the earliest convenience, whether or not you expect to attend the meeting. In the event that you attend the meeting, you may vote in person even if you have returned a proxy. Your vote is important.


                                        Henry J. Holcombe
                                        Corporate Secretary

                                 PROXY STATEMENT

                                TABLE OF CONTENTS

QUESTIONS AND ANSWERS........................................................................................2

PROPOSAL ONE - ELECTION OF DIRECTORS.........................................................................7

     Information as to Nominees For Election to The Board Of Directors.......................................7

     Our Board Of Directors..................................................................................9

     Committees of the Board of Directors....................................................................9

     Directors' Compensation................................................................................11

     Other Executive Officers...............................................................................11

REPORT OF THE AUDIT COMMITTEE...............................................................................13

     Information Regarding Independent Auditors.............................................................14

     Changes in Independent Auditors........................................................................14

REPORT OF THE COMPENSATION COMMITTEE........................................................................17

     Chief Executive Officer Compensation...................................................................18

     Compensation Committee Interlocks and Insider Participation............................................19

EXECUTIVE COMPENSATION......................................................................................20

     Summary Compensation Table.............................................................................20

     Option/SAR Grants In Last Fiscal Year..................................................................21

     Aggregated Option/SAR Exercises In Last Fiscal And Fiscal Year-End Option Values.......................22

     Employment Agreements..................................................................................23

STOCKHOLDER PERFORMANCE GRAPH...............................................................................24

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.................................................25

     Principal Holders Of Common Stock......................................................................25

     Section 16(a) Beneficial Ownership Reporting Compliance................................................29

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..............................................................30

PROPOSAL TWO - ADOPTION OF THE 2003 STOCK OPTION PLAN.......................................................31

     Administration of the Plan.............................................................................31

     Eligibility............................................................................................31

     Types of Awards that May Be Made under the Plan........................................................31

     Shares Covered by the Plan.............................................................................32

     Stock Options..........................................................................................32

     Tax Consequences of Options............................................................................32

     Amendment and Termination of the Plan..................................................................33

     Rights Provided in the Event of a Change of Control....................................................33

     Parachute Limitations..................................................................................34

     Equity Compensation Plan Information Table.............................................................35



Appendix A:  Audit Committee Charter

Appendix B:  2003 Stock Option Plan

     This proxy statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors to be used at the 2004 Annual Meeting of Stockholders of Globix Corporation ("Globix"). Copies of this proxy statement are being mailed to stockholders of record beginning on or about January 23, 2004. A copy of the Globix Annual Report on Form 10-K for the year ended September 30, 2003 accompanies this proxy statement.

     The Annual Meeting will be held on Tuesday, February 24, 2004 at our principal executive offices located at 139 Centre Street, New York, New York 10013 at 10:00 a.m. for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

                              QUESTIONS AND ANSWERS

        ----------------------------------------------------------------

Q:   WHAT AM I VOTING ON?

A: You are being asked by Globix to vote on the re-election of seven directors, Peter K. Stevenson, Peter S. Brodsky, Peter L. Herzig, Steven Lampe, Steven G. Singer, Raymond L. Steele and Steven A. Van Dyke. For more information on each nominee, turn to "Information as to Nominees for Election to the Board of Directors" beginning on page 7.

     You are also being asked to approve the Globix Corporation 2003 Stock Option Plan. For more information on this plan, please turn to "Adoption of the 2003 Stock Option Plan" beginning on page 31.

Q:   WHO IS ENTITLED TO VOTE?

A: Each of the recordholders of outstanding shares of Globix common stock at the close of business on January 16, 2004 is entitled to one vote for each share they own. As of the record date, 16,460,000 shares of common stock were deemed issued and outstanding, although of these shares of common stock only 16,065,948 shares have been distributed. Of the 16,460,000 shares of common stock deemed issued and outstanding, 229,452 of these shares were placed in reserve in escrow pending the outcome of a class action lawsuit described in "Item 3 - Legal Proceedings" in our Annual Report on Form 10-K enclosed with this proxy statement and are not entitled to vote at the meeting. The remaining 164,600 shares of common stock will be distributed following resolution of a shareholder derivative suit filed against Globix and certain of our former officers and directors, as described in "Item 3 - Legal Proceedings" in our Annual Report on Form 10-K, and are also not entitled to vote. Therefore, although 16,460,000 shares of common stock are deemed issued and outstanding as of the record date, 16,065,948 shares of common stock are entitled to vote at the meeting. Each share of common stock is entitled to one vote on each matter which holders of shares of common stock are entitled to vote.

     The shares of Globix common stock outstanding before its bankruptcy in 2002 were cancelled on the effective date of our plan of reorganization (April 25, 2002) and do not have the right to vote. Holders of these shares may receive their pro rata share of the 164,600 shares being withheld following the resolution of the shareholder derivative suit described above, depending on the resolution of this suit.

Q:   HOW DO I VOTE?

A:   You can vote in any one of the following ways:

     o You can vote by mail by signing and dating your proxy card, and mailing it in the enclosed prepaid envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed card but do not provide voting instructions, your shares will be voted for the named nominees for election as directors and in favor of adoption of the 2003 Stock Option Plan.

     o You can vote in person at the Annual Meeting by delivering your completed proxy card in person at the Annual Meeting or by completing a ballot available upon request at the meeting. However, if you hold your shares in a bank or brokerage account rather than in your own name, you must obtain a legal proxy from your stockbroker in order to vote at the meeting.

          Regardless of how you choose to vote, your vote is important and we encourage you to vote promptly.

Q:   WILL ANY OTHER MATTERS BE VOTED ON?

A: We do not expect any other matters to be considered at the Annual Meeting. However, if a matter not listed on the proxy card is legally and properly brought before the Annual Meeting by a stockholder, the proxies will vote on the matter in accordance with their judgment of what is in the best interest of Globix.

Q:   HOW MANY VOTES ARE NEEDED TO HOLD THE MEETING?

A: The presence in person or by proxy at the Annual Meeting of the holders of one-third of the votes entitled to be cast at the Annual Meeting shall constitute a quorum.

Q:   HOW MANY VOTES ARE NEEDED TO ELECT THE NOMINEES FOR DIRECTOR?

A: Directors are elected by a plurality of the votes, which means the seven nominees who receive the largest number of votes will be elected. There is no cumulative voting.

Q:   HOW MANY VOTES ARE NEEDED TO APPROVE THE 2003 STOCK OPTION PLAN?

A: The affirmative vote of a majority of those votes cast at the meeting is required to approve the 2003 Stock Option Plan.

Q:   WHO WILL COUNT THE VOTES?

A: Representatives of Mellon Investor Services LLC, our Transfer Agent, will count the votes. A representative from Mellon Investor Services LLC will act as inspector of elections.

Q:   HOW ARE VOTES COUNTED?

A: In determining whether we have a quorum, we count all properly submitted proxies and ballots, including abstentions, broker non-votes and withheld votes, as present and entitled to vote. However, abstentions and broker non-votes, as well as votes withheld, are not considered votes cast and will not be counted for or against a matter or nominee.

Q:       WHAT SHARES ARE COVERED BY MY PROXY CARD?

A: You should have been provided a proxy card for each account in which you own shares of Globix common stock either:

     o    directly in your name as the stockholder of record; or

     o    indirectly through a broker, bank or other holder of record.

Q:   WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

A: It means that you have multiple accounts in which you own shares of Globix common stock. Please vote all proxy cards you receive to ensure that all your shares are voted. However, for your convenience we recommend that you contact your broker, bank or our transfer agent to consolidate as many accounts as possible under a single name and address. Our transfer agent is Mellon Investor Services LLC. All communications concerning shares you hold in your name, including address changes, name changes, requests to transfer shares and similar issues, can be handled by making a toll-free call to Mellon Investor Services LLC at 1-800-370-1163 or contacting them on the internet at www.melloninvestor.com.

Q:   HOW CAN I CHANGE MY VOTE?

A: You can revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You can do this by:

     o    signing another proxy with a later date; or

     o    voting again at the meeting.

Q:   WHEN ARE STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS
     DUE?

A: You may submit proposals for consideration at the 2005 annual meeting, including director nominations, in accordance with the following:

     o All stockholders who wish to include a proposal in our Proxy Statement for the Annual Meeting in 2005 must provide notice to our Corporate Secretary by certified mail - return receipt requested to Corporate Secretary, Globix Corporation, 139 Centre Street, New York, New York 10013 a reasonable amount of time before the Company prints and mails its Proxy Statement for the 2005 Annual Meeting. The notice must satisfy the requirements for stockholder proposals under the federal securities laws.

     o All stockholders who wish to present a matter at the 2005 Annual Meeting, but not include such matter in the Proxy Statement, must provide notice to the Corporate Secretary in accordance with the bylaws of Globix.

     o All stockholders who wish to make a director nomination at our 2005 Annual Meeting must provide notice to our Corporate Secretary by certified mail - return receipt requested to Corporate Secretary, Globix Corporation, 139 Centre Street, New York, New York 10013 no later than November 26, 2004 and no earlier than October 27, 2004. However, if the 2005 Annual Meeting does not occur between January 25, 2005 and February 28, 2005, the notice must be received not later than the close of business on the tenth day following the day on which notice of the Annual Meeting is made or the date that the Annual Meeting is publicly announced, whichever occurs first. The notice must set forth the stockholder's name and address as they appear on Globix's books and the class and number of shares of Globix common stock which are beneficially owned by such stockholder. Additionally, the notice must set forth, as to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person that is required to be disclosed pursuant to

          Regulation 14A under the Securities Exchange Act of 1934 (including such person's written consent to being named as a nominee and to serving as a director if elected).

     o You may contact the Globix Corporate Secretary at Globix's corporate headquarters for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Q:   WHO PAYS THE COST OF SOLICITING THE PROXIES REQUESTED?

A: We will pay the expenses of soliciting proxies for the 2004 Annual Meeting, including the costs of preparing, printing and mailing this Proxy Statement, and payments to brokerage firms, banks and others for forwarding solicitation materials to indirect owners of shares of Globix common stock. In addition to use of the mail, proxies may be solicited personally or by telephone by present and former officers, directors and other employees of Globix without additional compensation, as well as by employees of Mellon Investor Services LLC, our vote tabulator.

Q:   WHERE CAN I GET A COPY OF THE GLOBIX ANNUAL REPORT?

A: If you were a stockholder of record on January 16, 2004, you should have received a copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2003 either with this Proxy Statement or prior to its receipt. If you have not received the Annual Report on Form 10-K, please write to the Corporate Secretary at the address below or call Globix at
     (212) 334-8500 and a copy will be sent to you. Requests for copies of the Annual Report on Form 10-K should be sent to: Corporate Secretary, Globix Corporation, 139 Centre Street, New York, New York 10013. The Annual Report on Form 10-K is also available on our Internet Web Site at http://www.globix.com/about/ir.php.

                      PROPOSAL ONE - ELECTION OF DIRECTORS

        ----------------------------------------------------------------

     The number of directors on our Board of Directors is seven. All directors of Globix serve for a term of one year. All of the nominees are currently serving as directors. The Board has no reason to believe that any nominee will be unable to serve as a director. If, however, a nominee should be unable to serve at the time of the Annual Meeting, the shares of Globix common stock properly represented by valid proxies will be voted for the election of a substitute nominee recommended by the Board.

INFORMATION AS TO NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

     The name and age of each nominee for election as director and his present position with Globix are included below:

Name                    Age     Position
Peter K. Stevenson      43      President, Chief Executive Officer and Director
Peter S. Brodsky        33      Director
Peter L. Herzig         41      Vice Chairman of the Board of Directors
Steven Lampe            44      Director
Steven G. Singer        42      Chairman of the Board of Directors
Raymond L. Steele       69      Director
Steven A. Van Dyke      44      Director

     Peter K. Stevenson joined Globix as President and Chief Executive Officer in April 2002 and also serves as a member of our Board of Directors. Mr. Stevenson has over 20 years of experience in the communications industry. Prior to joining Globix, Mr. Stevenson was a senior consultant to Communication Technology Advisors LLC, or CTA, from January 2002 through April 2002, a restructuring boutique focusing on distressed telecommunications companies through the provision of strategic planning advice, restructuring assistance and overall business advice that currently provides Globix with a wide array of business advisory services. Mr. Stevenson is a founder of Net One Group, Inc., a Northern Virginia based telecom investment and management company focused on developing and operating next generation broadband services networks. From January 2001 to January 2002, Mr. Stevenson served as a strategic advisor to the board of directors of Net Uno, one of the largest cable television, CLEC and ISP carriers in Venezuela. From January 1998 to December 2000, Mr. Stevenson was a corporate officer of Net Uno and President and Chief Operating Officer of Net Uno's Data and Telephone Group. From February 1996 to June 1998, Mr. Stevenson was partner in, and Vice President for, Wave International, an international telecommunications investment and management firm focused on developing companies in international markets. Mr. Stevenson graduated with a Bachelor of Science degree from Saint Francis University in Loretto, Pennsylvania.

     Peter S. Brodsky has been a director of Globix since October 2001. Mr. Brodsky is a partner of Hicks, Muse, Tate & Furst Incorporated and has been with Hicks Muse since 1995. At Hicks Muse, Mr. Brodsky has focused on Hicks Muse's media investments, specifically in radio, television, sports and software, and serves as a director of several of Hicks Muse's portfolio companies. Prior to joining Hicks Muse, Mr. Brodsky was employed in the investment banking department of CS First Boston Corporation in New York. In addition to Globix, Mr. Brodsky is a director of RCN Corporation, a publicly-traded company, and Activant Solutions, Inc. Mr. Brodsky received a Bachelor of Arts degree from Yale University.

     Peter L. Herzig has served as Vice Chairman of our Board of Directors since May 2002. From August 2001 through April 2002, Mr. Herzig served as our Chief Executive Officer. Mr. Herzig joined Globix in October 2000, served as Chief Operating Officer from March 2001 through August 2001 and served as Senior Vice President and Chief Operating Officer-Application Services Group from October 2000 through March 2001. Prior to joining Globix, Mr. Herzig served as Executive Vice President and Chief Financial Officer at iWon.com from March 2000 to October 2000, where his responsibilities included managing iWon's relationship with Globix. Prior to joining iWon.com, Mr. Herzig was a Senior Managing Director and Head of Global Capital Markets Services for Bear, Stearns & Co. Inc. from February 1998 through March 2000, where he provided strategic capital-structure advisory services to a broad spectrum of domestic and international clients, including many new media technology companies experiencing growth with the expansion of the Internet. Prior to Bear Stearns, Mr. Herzig worked at Goldman Sachs & Co. from July 1989 through February 1998. Mr. Herzig has a Bachelor of Arts degree from Dartmouth College and a Masters in Business Administration degree from Columbia University.

     Steven Lampe has been a director of Globix since April 2002. Mr. Lampe is a Managing Member of Lampe, Conway & Co. LLC, an investment management company which he co-founded in June 1999. Prior to his work at Lampe, Conway, Mr. Lampe managed Lone Star Securities Fund, a distressed investment fund, from June 1997 through June 1999. Prior to his employment with Lone Star, Mr. Lampe worked at Smith Management, a private investment company, from February 1988 through June 1997. Mr. Lampe has a Bachelor of Arts degree from Middlebury College and a Masters in Business Administration degree from Harvard University.

     Steven G. Singer has been a director of Globix since April 2002. Effective December 15, 2002 Mr. Singer became Chairman of our Board of Directors. Mr. Singer is the Chairman and Chief Executive Officer of American Banknote Corporation, a publicly-traded corporation and 200 year-old global security printer of documents of inherent value, including currency, passports, credit cards, stock and bond certificates, and related products and services. He also serves as the non-executive Chairman of the Board of Motient Corporation, a publicly traded corporation, and as the Chapter 7 Trustee of American Pad & Paper Company. From 1993 through November 2000, Mr. Singer was the Executive Vice President and Chief Operating Officer of Romulus Holdings, Inc., a family-owned investment vehicle, and, from 1994 through through the present, has served as the Chairman of Pure 1 Systems, a manufacturer and distributor of water treatment products. Mr. Singer has a Bachelor of Arts degree, summa cum laude, from the University of Pennsylvania and a Juris Doctor degree from the Harvard Law School.

     Raymond L. Steele has been a director of Globix since June 2003. Mr. Steele is a retired businessman. In addition to Globix, Mr. Steele is a member of the board of directors of Dualstar Technologies Corporation and American Banknote Corporation. From August 1997 until October 2000, Mr. Steele served as a board member of Video Services Corp. Prior to his retirement, Mr. Steele held various senior positions such as Executive Vice President of Pacholder Associates, Inc. (from August 1990 until September 1993), Executive Advisor at the Nickert Group (from 1989 through 1990), and Vice President, Trust Officer and Chief Investment Officer of the Provident Bank (from 1984 through 1988).

     Steven A. Van Dyke has been a director of Globix since October 2002. Mr. Van Dyke is the founder and co-managing principal of Bay Harbour Management, L.C. Mr. Van Dyke joined Bay Harbour's predecessor firm in Louisville in 1986. Mr. Van Dyke purchased the predecessor firm in 1987 and transitioned it to one with a dedicated focus on distressed securities management. Mr. Van Dyke sold a minority interest in the predecessor firm in December 1996 and changed the name of the predecessor firm to Bay Harbour Management. Mr. Van Dyke currently serves on the board of directors of Barneys New York, Inc., American Banknote Corporation, a publicly traded corporation, and Buckhead America Corp. Mr. Van Dyke graduated from the University of Kentucky in 1981 with his Bachelor of Business Administration degree in Finance. He is a Chartered Financial Analyst, and is a member of The Financial Analysts Society of Central Florida and the Association for Investment Management and Research.


                  The Board of Directors unanimously recommends
              that you vote FOR the director nominees listed above.


OUR BOARD OF DIRECTORS

     The number of our Board of Directors is seven. Our directors are elected at each annual stockholders' meeting, and serve until the next annual stockholders' meeting and the election and qualification of their respective successors. Five of the current members of our Board of Directors were selected in accordance with the terms of the plan of reorganization to serve as the directors of Globix following the effective date of the plan of reorganization. Mr. Van Dyke was appointed to our Board of Directors by our current Board of Directors in October 2002. Mr. Steele was appointed to our Board of Directors by our current Board of Directors in June 2003. The Board of Directors met nine times in fiscal year 2003.

     Stockholders may communicate with any of our directors by writing to them c/o Globix Corporation, 139 Centre Street, New York, New York 10013.

COMMITTEES OF THE BOARD OF DIRECTORS

     Our Board of Directors has the following committees:

        Name of Committee                            Functions of the Committee                     Number of Meetings
           and Members                                                                                      in
                                                                                                       fiscal 2003
AUDIT:                             This Committee is comprised entirely of non-employee                     3
                                   directors and its responsibilities include:
    Raymond L. Steele, Chairman    o     appointing, determining funding for, overseeing and
                                         replacing our independent auditors;
    Peter L. Herzig                o     monitoring the independence and performance of our
                                         independent auditors;
    Steven A. Van Dyke             o     preapproving all audit and permitted non-audit

        Name of Committee                            Functions of the Committee                     Number of Meetings
           and Members                                                                                      in
                                                                                                       fiscal 2003
                                         services performed by the independent auditors;
                                   o     reviewing our annual and quarterly financial
                                         statements;
                                   o     monitoring our accounting and financial reporting
                                         process and systems of internal control;
                                   o     overseeing and providing direction on our conduct of
                                         its business and compliance with its ethical and legal
                                         responsibilities;
                                   o     overseeing our internal audit function; and
                                   o     facilitating open communication among the Board,
                                         senior management, internal audit and the independent
                                         auditors.

        Name of Committee                            Functions of the Committee                     Number of Meetings
           and Members                                                                                      in
                                                                                                       fiscal 2003
COMPENSATION:                      This Committee is comprised entirely of non-employee                     2
    Steven G. Singer, Chairman     directors and its responsibilities include:
                                   o    overseeing the compensation and benefits of
    Peter S. Brodsky                    employees; and
                                   o    establishing executive compensation.
    Steven Lampe

     On January 8, 2004, the Board established a Nominating Committee having responsibility for nominating directors of Globix. Steven G. Singer, Steven Lampe and Raymond L. Steele were named to this Committee. All members of the Nominating Committee are independent under the standards of the NASDAQ Stock Market. The Nominating Committee does not have a charter. The Nominating Committee will give consideration to director candidates recommended by security holders in accordance with the procedures described in the Questions and Answers section of this Proxy Statement. The Nominating Committee does not have a specific process for identifying and evaluating nominees for director, but when considering nominations for membership on our Board of Directors, the Nominating Committee seeks to identify persons who have the highest capabilities, judgment and ethical standards and who have an understanding of our business.

     All of our directors attended over 75 percent of all meetings of the Board of Directors and Committees on which they served during fiscal year 2003. Mr. Steele, who joined the Board in June 2003, has attended all meetings of the Board and all Audit Committee meetings since he joined the Board. Directors are generally expected to attend our annual meeting of stockholders.

DIRECTORS' COMPENSATION

     Under our compensation program for directors, our directors are entitled to receive:

     o    $2,000 per month for directors and $4,000 per month for the Chairman;

     o an additional $250 per month for service on the Compensation Committee of our Board of Directors (or $500 per month for the Chairman of the Compensation Committee);

     o an additional $500 per month for service on the Audit Committee of our Board of Directors (or $1,000 per month for the Chairman of the Audit Committee); and

     o an additional $1,000 for each Board of Directors or committee meeting in excess of four per year.


OTHER EXECUTIVE OFFICERS

Name                      Age     Position
Robert M. Dennerlein      43      Vice President and Chief Financial Officer
Henry J. Holcombe         40      Senior Vice President, Operations, Chief Techology Officer and
                                  Secretary
John D. McCarthy          39      Senior Vice President, Corporate Development
Philip J. Cheek           38      Managing and Finance Director of Globix U.K.  Ltd.

     Robert M. Dennerlein joined Globix in January 2003 as Vice President and Corporate Controller and became our Chief Financial Officer on May 12, 2003. Prior to joining Globix, from August 2001 until January 2003, Mr. Dennerlein served as Vice President and Controller for OpNext, a global optical components joint venture created by a spinoff from Hitachi and a venture capital investment by Clarity Partners. From July 1999 until August 2001, Mr. Dennerlein served as the Director of Accounting and External Reporting for Agere Systems (formerly the Microelectronics division of Lucent Technologies). From June 1992 until July 1999, Mr. Dennerlein held various management positions at International Specialty Products, a global specialty chemicals manufacturer. He served as Senior Director, ISP Financial Services from July 1997 until July 1999 and prior to that Controller, ISP International Operations from May 1995 until July 1997. Mr. Dennerlein is a Certified Public Accountant and received a Masters in International Business from Seton Hall University. He also holds a Bachelor of Science in Accounting from Seton Hall University.

     Henry J. Holcombe joined Globix in July 2002 as Senior Vice President of Operations, a position he continues to hold. In April, 2003 he became our Corporate Secretary and on August 11, 2003 he became our Chief Technology Officer. Prior to joining Globix, Mr. Holcombe served as Chief Information Officer of Cambrian Communications from February 2000 through July 2002. From August 1997 to January 2000, Mr. Holcombe served as a senior principal consultant at C-Change, Inc. in San Rafael CA, leading project teams to deliver e-commerce initiatives for entertainment, telecommunications and financial services clients. Mr. Holcombe received a Masters degree in Computer Science from George Washington University in Washington, D.C. and a Masters in Business Administration degree from Chaminade University in Honolulu. Mr. Holcombe received his undergraduate degree from the US Military Academy at West Point.

     John D. McCarthy has served as Senior Vice President, Corporate Development since September 2002. Prior to that, he served as Acting Chief Financial Officer from March 2002 through September 2002. Mr. McCarthy also resumed the duties of Acting Chief Financial Officer from November 2002 to May 2003. Mr. McCarthy served as Vice President of Financial Planning and Analysis from August 2001 through March 2002 and as Managing Director for the Application Services Group from the time he joined Globix in March 2001 through August 2001. Prior to joining Globix, Mr. McCarthy served as Vice President, Finance for LC39 Venture Group LLC, a New York based technology incubator and venture capital fund, from April 2000 to March 2001. From November 1998 through April 2000, he held management positions with an e-commerce startup and acted as a consultant to several entrepreneurial ventures. From 1996 to 1998, Mr. McCarthy was Vice President, Director of Business Affairs with divisions of Young & Rubicam. Mr. McCarthy received a Masters in Business Administration degree from The Wharton School of Business of the University of Pennsylvania and a Masters degree in International Studies from Wharton's Lauder Institute. Mr. McCarthy received his undergraduate degree from Connecticut College.

     Philip J. Cheek joined our U.K. subsidiary, Globix Ltd., in July 2000 as European Finance Director. Mr. Cheek was subsequently appointed to the additional position of Managing Director of Globix Ltd. on July 12, 2001. He currently serves on the Globix U.K. board of directors. Prior to his joining Globix, Mr. Cheek served in various financial positions with Fritz Companies, an international freight company (now part of UPS) from April 1996 through July 2000. Mr. Cheek graduated as a qualified ACCA in 1992 with a professional training practice Maxwells Chartered Accountants.

                          REPORT OF THE AUDIT COMMITTEE

        ----------------------------------------------------------------

     The following shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission nor shall such information be incorporated by reference into any future filing of Globix under the Securities Act of 1933 or the Securities and Exchange Act of 1934.

     The Audit Committee is composed of three directors, all of whom have been determined by the Board of Directors to be "independent" as defined under the rules of the NASDAQ Stock Market, Section 10A(m)(3) of the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission, except Mr. Herzig who would not be deemed independent under the rules of the NASDAQ Stock Market because he served as our Chief Executive Officer from August 2001 through April 2002. All three members of the Audit Committee have been determined by the Board of Directors to be "financial experts" as defined by the Securities and Exchange Commission. The Committee operates under a written charter adopted by the Board of Directors. This charter was amended and restated on July 1, 2003. A copy of the charter is included as Appendix A to this Proxy Statement.

     Management is responsible for our internal controls, financial reporting process and compliance with laws, and regulations and ethical business standards. The independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Committee monitors and oversees these processes.

     The Audit Committee has reviewed and discussed the audited financial statements of Globix for the fiscal year ended September 30, 2003 with management, with the internal auditor and with Amper, Politziner & Mattia, P.C. ("Amper"), our independent auditors for the year ended September 30, 2003. In addition, the Committee has held discussions with Amper covering the matters required by Statement of Auditing Standards No. 61 (Communication with Audit Committees), as amended. The Audit Committee has also received the written disclosures and the letter from Amper required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has held discussions with Amper regarding that firm's independence.

     Based on the Audit Committee's reviews and discussions with management and the independent auditors as discussed above, the Committee recommended that the Board of Directors include the audited financial statements of Globix in our Annual Report on Form 10-K for the fiscal year ended September 30, 2003 for filing with the Securities and Exchange Commission.

     This report is furnished by the members of the Audit Committee.

                                        Raymond L. Steele, Chairman
                                        Peter L. Herzig
                                        Steven A. Van Dyke


INFORMATION REGARDING INDEPENDENT AUDITORS

     Amper charged Globix the following fees for services performed with respect to fiscal 2003:

     Audit Fees:                        $212,165

     Financial Information Systems
          Design and Implementation:    $      0

     All other fees:                    $ 26,775
                                        --------

     TOTAL                              $238,940
                                        ========

     All other fees consisted of audit-related services to the 401(k) profit-sharing plan we maintain for our employees. The Audit Committee has considered whether the provision of these services is compatible with maintaining Amper's independence.

     The Audit Committee has approved the engagement of Amper to serve as our independent auditors for the fiscal year ending September 30, 2004.

     Representatives of Amper will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

CHANGES IN INDEPENDENT AUDITORS

     On July 31, 2002, we engaged PricewaterhouseCoopers LLP ("PWC") as our independent auditors and dismissed Arthur Andersen LLP, which had previously served as our independent auditors. The Board of Directors and Audit Committee participated in and approved the decision to change independent auditors. The audit reports of Arthur Andersen on the consolidated financial statements of Globix and its subsidiaries as of and for the fiscal years ended September 30, 2000 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles. The audit report for the year ended September 30, 2001 contained a going concern modification. During the fiscal years ended September 30, 2000 and 2001, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

     PWC served as our independent auditors from July 31, 2002 through September 12, 2003. At a meeting held on September 12, 2003, our Audit Committee recommended and approved a change in our independent auditors. Accordingly, we dismissed PWC as our independent auditors on September 12, 2003.

     PWC's reports on our financial statements for the seven-month period ended April 30, 2002 and as of and for the five-month period ended September 30, 2002 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     From the date of PWC's engagement on July 31, 2002 through September 12, 2003, there have been no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused PWC to make reference thereto in its report on the financial statements for such periods.

     From the date of PWC's engagement on July 31, 2002 through September 12, 2003, there have been no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except that on August 13, 2003 PWC provided us with a management letter reporting to us the following:

     Since our emergence from bankruptcy in April 2002, we have had to face many challenging and complex accounting and financial reporting issues, including fresh start accounting, restructuring and the restatement of amounts in our financial statements for the quarter ended March 31, 2002. In addition, we have experienced significant turnover in our financial reporting staff, as well as limited management resources. We fell behind in our periodic reporting to the Securities and Exchange Commission for the year ended September 30, 2002, and experienced difficulty in catching up with our filing obligations for the year ended September 30, 2002 while fulfilling our responsibilities for the year ended September 30, 2003. PWC reported that the combined effect of these challenges had stressed the capabilities of our accounting staff and created material weaknesses within our accounting and reporting controls. The management letter indicated that the shortage of qualified accounting personnel had required PWC to perform significantly more work in connection with the audit of our financial statements for the seven-month period ended April 30, 2002 and the five-month period ended September 30, 2002. The management letter recommended hiring at least two additional senior financial staff members, one of whom would be required to be the controller.

     We agreed with these findings and recommendations and as such, the management letter noted that we had hired a controller who began work on July 15, 2003. In addition, in order to resolve the problems described above, we hired a new Senior Accountant in May 2003, a new Manager of External Reporting in October 2003 and a new Senior Accountant in November 2003. In addition, we have committed to returning to a normal recurring closing timetable that includes formal management reviews and a monthly financial reporting package. Finally, by completing our fiscal 2002 reporting, we have significantly reduced the burden on our internal accounting staff.

     At its meeting on September 12, 2003, our Audit Committee recommended and approved the engagement of Amper as our independent auditors. Accordingly, we engaged Amper as our independent auditors, effective September 12, 2003. During the two most recent fiscal years and through September 12, 2003, we have not consulted with Amper regarding any matter that would require reporting under
Item 304(a)(2) of Regulation S-K.

                      REPORT OF THE COMPENSATION COMMITTEE

        ----------------------------------------------------------------

To our Stockholders:

     The following shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission nor shall such information be incorporated by reference into any future filing of Globix under the Securities Act of 1933 or the Securities and Exchange Act of 1934.

     The duties of the Compensation Committee include approval of salary and other compensation arrangements for our executive officers. No member of the Compensation Committee is a current or former officer or employee of Globix.

     Globix has established a compensation philosophy around the principle of having compensation reflect and reinforce our strategic and operational goals and enhance long-term stockholder value. Our philosophy is to:

     o Set compensation levels to attract, retain, reward and motivate executive officers and employees;

     o Align compensation with business objectives and performance and with the interests of the stockholders;

     o Position compensation to reflect the individual's performance as well as the level of responsibility, skill and strategic value of the employee; and

     o Recognize the evolving organizational structure of Globix and directly motivate executives to accomplish results within their spheres of influence as well as foster a company-wide team spirit.

     Globix attempts to target its compensation programs to provide compensation opportunities that are perceived by its officers and employees to justify continued service to Globix.

     Compensation decisions for the fiscal year ended September 30, 2003 were based on the following considerations:

     o Existing contractual compensation arrangements with the senior executive officers;

     o Compensation opportunities perceived to be necessary to retain executive officers;

     o    The importance of the executives to our current and future success;

     o The significance of the executive's compensation cost relative to its impact on our financial success over the next few years; and

     o The maintenance, where practical, of internal compensation relationships that provide rationale and flexibility in organizational staffing.

     Stock options granted to executive officers during fiscal 2003 will vest in part based on the substantial achievement by Globix (as determined by the Compensation Committee) of certain components (revenues, cash and earnings before interest, taxes, depreciation and amortization) of the Globix operating plan in fiscal 2003, 2004 and 2005.


CHIEF EXECUTIVE OFFICER COMPENSATION

     Effective April 15, 2002, we entered into an employment agreement with Peter K. Stevenson for his services as our President and Chief Executive Officer. The original term of the agreement extended until July 31, 2003. As of August 1, 2003, the agreement was amended to extend the term until July 31, 2004, subject to extension for successive six month periods with the mutual consent of Globix and Mr. Stevenson, and to make certain other changes in Mr. Stevenson's compensation and severance arrangements. Under the amended agreement, Mr. Stevenson's base salary is $308,000 per year. Mr. Stevenson is also eligible for an annual bonus in an amount up to 50 percent of his base salary, payable at the discretion of the Compensation Committee, if he achieves the targets (objective and subjective) to be established by the Compensation Committee. In addition, under the terms of Mr. Stevenson's employment agreement we agreed to grant to Mr. Stevenson options to acquire 548,667 shares of our common stock, or 3% of the outstanding shares of our common stock on a fully diluted basis. One hundred percent of these options have vested. Fifty percent have vested based on the passage of time. The remaining 50 percent have vested based on the determination by the Compensation Committee that Globix had substantially achieved the performance targets specified in Mr. Stevenson's original employment agreement. On March 14, 2003, the Compensation Committee determined that these performance targets, which were oriented towards the achievement of positive cash flow, had been met for purposes of the vesting of the options. The Committee believes that these bonus and option grants have provided and will provide appropriate incentives for Mr. Stevenson to work for long-term growth and stock performance.

     This report is furnished by the members of the Compensation Committee.

                                        Steven G. Singer, Committee Chair
                                        Peter S. Brodsky
                                        Steven Lampe

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Brodsky is a partner of Hicks, Muse, Tate & Furst Incorporated, which is an affiliate of various stockholders that are parties to a Registration Rights Agreement with Globix. See "Certain Relationships and Related Transactions," beginning on page 30.

                             EXECUTIVE COMPENSATION

        ----------------------------------------------------------------


SUMMARY COMPENSATION TABLE

     The following summary compensation table sets forth the total compensation for the fiscal years ended September 30, 2003, September 30, 2002 and September 30, 2001 for our Chief Executive Officer, our four other most highly compensated executive officers during the fiscal year ended September 30, 2003 who held office as of September 30, 2003 and one additional individual who would have been included in the group of the most highly compensated executive officers but who left his position prior to September 30, 2003.

                               Annual Compensation
                               -------------------

                                                                                Securities
                                                                                Underlying
Name and Principal                     Salary       Bonus      Other Annual      Options/        All Other
Position                       Year     ($)          ($)      Compensation($)    SARs (#)       Compensation
------------------             ----     ---          ---      ---------------    --------       ------------
Peter K. Stevenson(1)          2003   284,684      150,000          79,105(2)     548,667(3)             ---
  President and Chief          2002   127,333       75,000          50,000(4)         ---              1,459(5)
  Executive Officer

Robert M. Dennerlein(6)        2003   108,077       42,916             ---        100,000(7)             ---
  Chief Financial Officer

Henry J. Holcombe(8)           2003   170,000       53,125          79,623(9)     106,582(7)             ---
  Senior Vice President        2002    34,375          ---          27,621(10)        ---                ---
  of Operations, Corporate
  Secretary and Chief
  Technology Officer

John D. McCarthy(11)           2003   190,000       62,938             ---        146,316(7)             ---
  Senior Vice President,       2002   190,000       27,000             ---        100,000(12)            ---
  Corporate Development        2001   109,494        5,833             ---         20,000(12)            ---

Philip J. Cheek(13)            2003   178,333       41,625             ---         30,000(7)          17,833(14)
  Managing and Finance         2002   119,662       18,097             ---            ---             11,966(14)
  Director, Globix U.K. Ltd.   2001   100,675       14,806             ---            ---             11,703(14)

Gregory P. Leahy(15)           2003   106,421          ---             ---        100,590(16)         46,247(17)
  Former General Counsel       2002   152,917       20,000             ---         10,000(18)            ---
  and Corporate Secretary      2001   136,820          ---             ---          4,000(18)            ---

(1) Mr. Stevenson became our President and Chief Executive Officer on April 15, 2002.

(2) Represents the amount that we reimbursed Mr. Stevenson for his housing and travel costs in the fiscal year ended September 30, 2003, including amounts reimbursed for taxes associated with these payments, as his permanent residence is located outside of the New York area.

(3) Pursuant to Mr. Stevenson's employment agreement dated as of April 15, 2002, we agreed to grant to Mr. Stevenson options to acquire 548,667 shares of our common stock. These options were granted to Mr. Stevenson on March 14, 2003 pursuant to our 2003 Stock Option Plan, but the obligation to issue the options to Mr. Stevenson is not subject to the approval of the 2003 Stock Option Plan.

(4) Represents the amount that we reimbursed Mr. Stevenson for his housing and travel costs in the fiscal year ended September 30, 2002, as his permanent residence is located outside of the New York area.

(5) Represents the amount of premiums for life insurance benefits for Mr. Stevenson paid by Globix in the five month period ended September 30, 2002.

(6) Mr. Dennerlein became our Chief Financial Officer on May 12, 2003. He joined Globix in January 2003.

(7)  Subject to the approval of our 2003 Stock Option Plan.

(8) Mr. Holcombe joined Globix in July 2002 as Senior Vice President of Operations. He became our Corporate Secretary in April 2003 and our Chief Technology Officer on August 11, 2003.

(9) Represents the amount that we reimbursed Mr. Holcombe for his housing and travel costs in the fiscal year ended September 30, 2003, including amounts reimbursed for taxes associated with these payments, as his permanent residence is located outside of the New York area.

(10) Represents the amount that we reimbursed Mr. Holcombe for his housing and travel costs in the fiscal year ended September 30, 2002, as his permanent residence is located outside of the New York area.

(11) Mr. McCarthy has served as our Senior Vice President, Corporate Development since September 2002. He joined Globix on March 5, 2001.

(12) These options were granted prior to the effective date of our plan of reorganization and were cancelled on the effective date of the plan of reorganization.

(13) Mr. Cheek joined our U.K. subsidiary, Globix Ltd., in July 2000. He was appointed Managing and Finance Director of Globix Ltd. on July 12, 2001.

(14) Represents the amount contributed by Globix Ltd. to its profit sharing plan.

(15) Mr. Leahy resigned from Globix on July 12, 2003, however, he provided consulting services to the Company from April to July of 2003. He joined Globix as Associate General Counsel in July 1999 and became our General Counsel and Corporate Secretary in February 2002.

(16) These options, which were subject to the approval of our 2003 Stock Option Plan, were forfeited when Mr. Leahy resigned from Globix on July 12, 2003.

(17) Represents the amount of severance paid to Mr. Leahy in connection with his resignation from Globix.

(18) These options were granted prior to the effective date of our plan of reorganization and were cancelled on the effective date of the plan of reorganization.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table provides information on grants of stock options in fiscal 2003 to the officers listed in the Summary Compensation Table. All of the options, other than those granted to Mr. Stevenson, are subject to stockholder approval of the 2003 Stock Option Plan, and will be null and void in the event that the 2003 Stock Option Plan is not approved.

                          Number of       Percent of                                   Potential Realizable Value
                          Securities         Total                                     at Assumed Annual Rate of
                          Underlying     Options/SARS                                   Stock Price Appreciation
                           Options/       Granted to      Exercise or                       for Option Term
                             SARs        Employees in     Base Price     Expiration   -----------------------------
Name                     Granted(#)(1)    Fiscal Year      ($/Share)        Date         5% ($)         10%($)
----------------------- --------------- ---------------- -------------- ------------- ------------- ---------------
Peter K. Stevenson            548,667       40.47%            $3.04       4/15/12       396,571       1,619,513
Robert M. Dennerlein           35,000        2.58%            $3.04       1/20/13        25,296         103,304
                               65,000        4.79%            $3.04       6/13/13       120,034         308,180
Henry J. Holcombe              71,582        5.28%            $3.04      11/26/12        51,736         211,278
                               35,000        2.58%            $3.04       6/13/13        64,634         165,943
John D. McCarthy              146,316       10.79%            $3.04      11/26/12       105,749         431,858
Philip J. Cheek                30,000        2.21%            $3.04       6/13/13        55,401         142,237
Gregory P. Leahy              100,590        7.42%            $3.04       expired        72,701         296,896

(1) Fifty percent of the total number of shares granted under the 2003 Stock Option Plan will vest on the first, second and third anniversaries of the grant date of such options. The remaining fifty percent will vest over a period of three years based upon the substantial achievement by Globix (as determined by the Compensation Committee) of certain components of the Globix operating plan in fiscal years 2003, 2004 and 2005. For Mr. Stevenson, the Compensation Committee determined in March 2003 that the financial performance measures had been achieved for purposes of the vesting of 50 percent of his options. On April 15, 2003, the remaining 274,334 shares vested under his options based on the passage of one year since the date of his employment agreement. Upon a "change in control" (as defined in the stock option agreements entered into by Globix with Messrs. Stevenson, Dennerlein, Holcombe, McCarthy and Cheek), all of the shares covered by options granted to them that have not yet vested will fully vest. Mr. Leahy's options were forfeited when he resigned from Globix on July 12, 2003.


AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL AND FISCAL YEAR-END OPTION VALUES

     The following table presents information concerning options granted to the officers included in the Summary Compensation Table during the fiscal year ended September 30, 2003.

                                              Value
                             Number of       Realized            Number of Securities               Value of Unexercised
                              Shares      (Market Price         Underlying Unexercised          In-The-Money Options/SARS at
                             Acquired      at Exercise        Options at Fiscal Year End             Fiscal Year End(1)
                                on        Less Exercise       --------------------------             ------------------
           Name              Exercise         Price)        Exercisable     Unexercisable      Exercisable      Unexercisable
--------------------------- ------------ ----------------- -------------- ------------------- --------------- ------------------
Peter K. Stevenson             ---             ---           548,667                                $0              ---
Robert M. Dennerlein           ---             ---            ---              100,000             ---               $0
Henry J. Holcombe              ---             ---            ---              106,582             ---               $0
John D. McCarthy               ---             ---            ---              146,316             ---               $0
Philip J. Cheek                ---             ---            ---               30,000             ---               $0
Gregory P. Leahy               ---             ---            ---              100,590             ---               $0

(1) Based on a sales price of $2.66 per share of our common stock on the OTC Bulletin Board on September 30, 2003.

EMPLOYMENT AGREEMENTS

     Peter K. Stevenson Effective April 15, 2002, we entered into an employment agreement with Peter K. Stevenson for his services as our President and Chief Executive Officer. The original term of the agreement extended until July 31, 2003. As of August 1, 2003, the agreement was amended to extend the term until July 31, 2004, subject to extension for successive six month periods with the mutual consent of Globix and Mr. Stevenson, and to make certain other changes in Mr. Stevenson's compensation and severance arrangements. Under the amended agreement, Mr. Stevenson's base salary is $308,000 per year. Mr. Stevenson is also eligible for an annual bonus in an amount up to 50 percent of his base salary, payable at the discretion of the Compensation Committee, if he achieves the targets (objective and subjective) established by the Compensation Committee. In addition, under the terms of Mr. Stevenson's employment agreement we agreed to grant to Mr. Stevenson options to acquire 548,667 shares of our common stock, or 3 percent of the outstanding shares of our common stock on a fully diluted basis. One hundred percent of these options have vested. Fifty percent have vested based on the passage of time. The remaining 50 percent have vested based on the achievement of performance targets as described in the the Compensation Committee report on page 17. Under his employment agreement, Mr. Stevenson is also entitled to reimbursement for certain travel expenses between his home in Virginia and our offices in New York City, and for the expense of maintaining an office in Virginia.

     Mr. Stevenson's employment agreement provides that in the event that we terminate his employment with Globix for any reason other than cause, or if Mr. Stevenson terminates his employment with our Company for good reason, then Mr. Stevenson is entitled to twelve months' salary.

     Henry J. Holcombe On July 15, 2002, we entered into an agreement with Henry
J. Holcombe outlining the terms of Mr. Holcombe's employment as our Vice President, Operations. Mr. Holcombe's base salary is $165,000 per year, which will be increased no less frequently than once per year in accordance with our policies. Mr. Holcombe is also eligible to receive a bonus of 30 percent of his base salary, which is contingent upon our Company meeting certain performance targets mutually agreed upon by Globix and Mr. Holcombe. Further, we are required to reimburse Mr. Holcombe for his travel each week to New York and his reasonable living expenses while in New York. Our agreement with Mr. Holcombe also provides that he is eligible to receive stock options under our 2003 Stock Option Plan. We are entitled to terminate Mr. Holcombe's employment at any time.

                          STOCKHOLDER PERFORMANCE GRAPH

        ----------------------------------------------------------------

     The graph depicted below shows the total shareholder returns for our common stock as compared against the NASDAQ market index and the Media General Internet Software and Service Index. To our knowledge, our common stock did not trade from April 25, 2002, the effective date of our plan of reorganization, until October 31, 2002. Following its distribution in October 2002, our common stock has traded on the OTC Bulletin Board, as depicted in the performance graph below. We have not provided a performance graph with respect to our common stock for periods prior to the effective date of the plan of reorganization, as we do not believe that this information will assist investors in evaluating Globix.


       COMPARE 11-MONTH CUMULATIVE TOTAL RETURN AMONG GLOBIX CORPORATION, NASDAQ MARKET INDEX AND MEDIA GENERAL INTERNET SOFTWARE AND SERVICE INDEX

  [THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                               10/31/02   12/31/02   3/31/03   6/30/03   9/30/03
                               --------   --------   -------   -------   -------
GLOBIX CORPORATION              100.00      80.00     100.00    120.00    106.40
MGFS GROUP INDEX                100.00     106.37     126.01    171.94    196.67
NASDAQ Market index             100.00     100.45     100.98    122.29    135.10

                     ASSUMES $100 INVESTED ON OCT. 23, 2002
                          ASSUMES DIVIDEND REINVESTED
                       FISCAL YEAR ENDING SEPT. 30, 2003

                                 SHARE OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        ----------------------------------------------------------------

PRINCIPAL HOLDERS OF COMMON STOCK

     The following table and the accompanying notes set forth certain information, as of December 31, 2003 (except as set forth below), concerning the beneficial ownership of our common stock by: (1) each person who is known by us to beneficially own more than five percent of our common stock, (2) each director of Globix, (3) each officer named in the Summary Compensation Table and
(4) all directors and executive officers as a group.

Name and Address                                           Number of        Percent of
of Beneficial Owner                                       Shares(1, 2)        Class
-------------------                                       ------------        -----
Goldman, Sachs & Co.                                      1,605,513(3)           9.75%
85 Broad Street
New York, NY 10004

HM Parties(4)                                             2,304,400(5)          14.00%
c/o Hicks, Muse, Tate & Furst Incorporated
200 Crescent Court, Suite 1600
Dallas, Texas 75201

Mackay Shields LLC                                        2,493,042(6)          15.15%
c/o Mackay Shields Financial Corp.
9 West 57th Street
New York, NY 10019

JGD Management Corp.                                      1,630,936(7)           9.91%
350 Park Avenue
New York, New York 10022

Peter S. Brodsky                                                ---(8)               *

Peter L. Herzig                                                 ---                  *

Steven Lampe                                              1,219,817(9)           7.41%

Steven G. Singer                                          1,107,088(10)          6.73%

Raymond L. Steele                                               ---                  *

Peter K. Stevenson                                          548,667(11)          3.33%

Steven Van Dyke                                             172,017(12)          1.05%

Name and Address                                           Number of        Percent of
of Beneficial Owner                                       Shares(1, 2)        Class
-------------------                                       ------------        -----
Robert M. Dennerlein                                            ---(13)              *

Henry J. Holcombe                                               ---(14)              *

John D. McCarthy                                                ---(15)              *

Philip J. Cheek                                                 ---(16)              *

Gregory P. Leahy                                                ---(17)              *

All directors and executive officers as a group (11
persons)                                                  3,047,589             18.52%

-----------------
(*)  Less than 1%.

(1) The information regarding beneficial ownership of our common stock has been presented in accordance with the rules of the Securities and Exchange Commission. Under these rules, a person may be deemed to beneficially own any shares as to which such person, directly or indirectly, has or shares voting power or investment power and also any shares of our common stock as to which such person has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right. The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing (a) (i) the number of shares beneficially owned by such person plus (ii) the number of shares as to which such person has the right to acquire voting or investment power within 60 days by (b) the total number of shares outstanding as of such date, plus any shares that such person has the right to acquire from Globix within 60 days. For purposes of calculating the beneficial ownership percentages set forth above, the total number of shares of our common stock deemed to be outstanding as of December 31, 2003 was 16,460,000. As used in this proxy statement, "voting power" is the power to vote or direct the voting of shares and investment power" is the power to dispose or direct the disposition of shares. Except as noted, each stockholder listed has sole voting and investment power with respect to the shares shown as being beneficially owned by such stockholder.

(2) On June 25, 2002, we entered into a Stipulation and Order with the lead plaintiffs in the class action lawsuit described in the section of the Annual Report on Form 10-K entitled "Business--Legal Proceedings." The Stipulation and Order provides that 229,452 shares of our common stock and $1.968 million in aggregate principal amount of our 11% senior notes will be held in reserve in escrow pending the outcome of the class action lawsuit. In the event that any judgment or settlement entered into in connection with the class action lawsuit requires us to pay an amount in excess of our liability insurance, we will be required to issue to the class action litigants and their attorneys all (in the event that this excess is $10 million or greater) or a portion of (in the event that this excess is less than $10 million) of the shares of our common stock and the notes being held in escrow. Assuming that our liability insurance is sufficient to cover any judgment or settlement in the class action lawsuit and that the shares of our common stock and the notes being held in escrow will be distributed in accordance with the plan or reorganization rather than to the class action litigants and their attorneys, each of Mackay Shields and Goldman Sachs & Co. (and each other former holder of our 12.5% notes on the effective date of the plan of reorganization) will be entitled to receive a portion of these 229,452 shares of common stock based on its percentage ownership of the 12.5% notes on the effective date of the plan of reorganization.

(3) This information is as of December 31, 2002, as set forth in a Schedule 13G filed by Goldman Sachs & Co. with the Securities and Exchange Commission on February 11, 2003.

(4) "HM Parties" refers collectively to HM4 Globix Qualified Fund, LLC, HM4 Globix Private Fund, LLC, HM PG-IV Globix, LLC, HM 4-EQ Globix Coinvestors, LLC and HM 4-SBS Globix Coinvestors, LLC. Of the 2,304,400 shares held by the HM Parties: (i) 2,092,487 of these shares are owned of record by HM4 Globix Qualified Fund, LLC; (ii) 14,831 of these shares are owned of record by HM4 Globix Private Fund, LLC; (iii) 11,430 of these shares are owned of record by HM PG-IV Globix, LLC; (iv) 34,177 of such shares are owned of record by HM 4-EQ Globix Coinvestors, LLC; and (v) 51,475 of these shares are owned of record by HM 4-SBS Globix Coinvestors, LLC.

(5) Thomas O. Hicks is the President and Chief Executive Officer of each of the HM Parties and is the sole member of the ultimate general partner of the controlling member of each of the HM Parties and has the ultimate legal authority over all investment decisions made with respect to the shares of our common stock owned of record by the HM Parties. Accordingly, Mr. Hicks may be deemed to beneficially own all or a portion of the shares of our common stock owned of record by the HM Parties. Peter S. Brodsky, a director of Globix, Dan H. Blanks, Joe Colonnetta, Jack D. Furst, a director of Globix from December 1999 through April 2002, Lyndon Lea, John
     R. Muse, Rick Neuman and Andrew Rosen are partners of Hicks, Muse, Tate & Furst Incorporated, which is an affiliate of Mr. Hicks and of the HM Parties, and serve as officers of each of the HM Parties. Consequently, these individuals may be deemed to beneficially own all or a portion of the shares of our common stock owned of record by the HM Parties. Each of Messrs. Hicks, Brodsky, Blanks, Colonnetta, Furst, Lea, Muse, Neuman and Rosen disclaims the existence of a group and disclaims beneficial ownership of the shares of our common stock of which he is not the record owner.

(6) According to information provided to us by MacKay Shields, the pecuniary interests in these shares are held by a number of institutional investors for whom MacKay Shields is the discretionary investment advisor. MacKay Shields has voting and investment control over these shares and, accordingly, is deemed to beneficially own these shares. A number of individuals at MacKay Shields LLC have voting and investment control over these shares.

(7) According to a Form 4 filed on October 24, 2003, JGD Management Corp. owned 1,630,936 shares and ceased its obligations to report transactions under
     Section 16 of the Securities Exchange Act of 1934 as of that date. According to the Form 4, JGD Management Corp manages certain managed accounts and the following investment funds: York Capital Management, L.P., York Distressed Opportunities Fund, L.P., York Global Value Partners, L.P., York Investment Limited, York Offshore Investors Unit Trust, York Select, L.P. and York Select Unit Trust. JGD Management Corp. disclaims any beneficial interest ownership of the securities held by the managed accounts and the investment funds except to the extent of its pecuniary interest therein. The address for JGD Management Corp. is 350 Park Avenue New York, NY 10022.

(8) Mr. Brodsky is a partner of Hicks, Muse, Tate & Furst Incorporated, which is an affiliate of Mr. Hicks and each of the HM Parties, and serves as an officer of each of the HM Parties. Consequently, Mr. Brodsky may be deemed to beneficially own all or a portion of the shares of our common stock owned of record by each of the HM Parties. Mr. Brodsky disclaims the existence of a group and disclaims beneficial ownership of shares of our common stock of which he is not the record owner.

(9) Mr. Lampe is affiliated with LC Capital, which owns these shares. Mr. Lampe has voting and investment control over these shares and, consequently, is deemed to beneficially own these shares.

(10) Mr. Singer is co-trustee of two trusts for the benefit of his brother's children and as trustee has voting and investment control over the 517,979 shares of our common stock held in the trusts. Mr. Singer and his sister-in-law, Karen Singer, filed a Schedule 13G to report the beneficial ownership of these shares and an additional 589,109 shares held in a trust for the benefit of Mr. Singer's brother's children, for which Karen Singer serves as sole trustee. Mr. Singer and his sister-in-law disclaim membership in a group, as such term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934, and disclaim any other interest in the common stock held in the trusts.

(11) Pursuant to the terms of Mr. Stevenson's employment agreement described in "Executive Compensation - Employment Agreements - Peter K. Stevenson", on March 14, 2003, we granted to Mr. Stevenson options to acquire 548,667 shares of our common stock pursuant to our 2003 Stock Option Plan. As of December 31, 2003, all of these stock options were vested.

(12) Mr. Van Dyke is the founder and co-managing principal of Bay Harbour Management L.C. Bay Harbour Management serves as investment advisor for Bay Harbour 90-1, Ltd., Bay Harbour Partners, Ltd., Zurich Institutional Benchmarks Master Fund Ltd. and HFR DS Strategic Master Trust, which collectively owned (as of December 31, 2003) 172,017 shares of our common stock, or approximately 1.05 percent of the shares of our outstanding common stock. Bay Harbour Management has voting and investment control over these shares and, accordingly, may be deemed to beneficially own these shares. Mr. Van Dyke is the natural person with voting and investment control over these shares.

(13) Does not include options to purchase 100,000 shares that are subject to stockholder approval of the 2003 Stock Option Plan. All but 16,666.66 of these shares are also subject to vesting.

(14) Does not include options to purchase 106,582 shares that are subject to stockholder approval of the 2003 Stock Option Plan. All but 17,763.67 of these shares are also subject to vesting.

(15) Does not include options to purchase 146,316 shares that are subject to stockholder approval of the 2003 Stock Option Plan. All but 24,386 of these shares are also subject to vesting.

(16) Does not include options to purchase 30,000 shares that are subject to stockholder approval of the 2003 Stock Option Plan. All but 5,000 of these shares are also subject to vesting.

(17) Does not include options to purchase 100,590 shares, which were forfeited when Mr. Leahy resigned from Globix on July 12, 2003.


     Unless otherwise indicated, the address for the individuals listed above is c/o Globix Corporation, 139 Centre St., New York, NY 10013.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The federal securities laws require Globix directors and executive officers, and persons who own more than ten percent of the outstanding shares of common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of any equity securities of Globix on Forms 3, 4, and 5. To our knowledge, based on review of copies of such reports furnished to Globix and representations by these individuals that no other reports were required, all required reports have been filed on a timely basis on behalf of all persons subject to these requirements except that Messrs. Stevenson, Cheek, Dennerlein, Holcombe, McCarthy, Lampe and Van Dyke did not timely file Form 3 Initial Statements of Beneficial Ownership at the time of appointment as a director or officer. All required Form 3s have since been filed.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        ----------------------------------------------------------------

     In connection with our plan of reorganization, on April 23, 2002, we entered into a registration rights agreement with certain holders of our common stock and our 11% senior notes (the "notes") whose ability to sell the common stock or notes is restricted because of their percentage ownership of the common stock or notes. One of our directors, Mr. Brodsky, is a partner of Hicks Muse Tate and Furst Incorporated which is affiliated with certain holders of common stock and notes that are parties to the Registration Rights Agreement.

     Subject to certain adjustments, we are required to bear all expenses incident to the registration of the notes and our common stock. We agreed to indemnify the holders of the restricted securities against all liabilities, whether under the securities laws or otherwise, arising out of disclosure deficiencies in the registration statement. Our indemnity obligation does not, however, extend to liability for information pertaining to a holder and furnished to Globix by or on behalf of such holder for inclusion in the registration statement.

     Subject to certain adjustments, we are obligated to file and keep the registration statement continuously effective, supplemented and amended for a period ending on the earlier of:

     o the date on which all of the notes and the shares of our common stock have been sold pursuant to the registration statement or pursuant to Rule 144 under the Securities Act;

     o the three year anniversary of the date on which the Securities and Exchange Commission declares the registration statement effective; and

     o the date on which there are no longer any shares of our common stock or notes outstanding.


     In September 2002, we paid Peter L. Herzig a lump sum of $250,000 in connection with his resignation as Chief Executive Officer of Globix.

              PROPOSAL TWO - ADOPTION OF THE 2003 STOCK OPTION PLAN

        ----------------------------------------------------------------


     On March 14, 2003, the Board adopted the Globix Corporation 2003 Stock Option Plan (the "Plan"), subject to stockholder approval within one year. If approved by stockholders, the 2003 Plan will be deemed to have become effective on March 14, 2003.

     The Board believes that the Plan will enhance our ability to attract and retain highly qualified officers, directors, key employees and other persons to serve Globix. The Board believes that the approval of the Plan is in the best interests of Globix and its stockholders.

     The following is a brief description of the Plan. The full text of the Plan is attached as Appendix B hereto.

ADMINISTRATION OF THE PLAN

     The selection of key employees who may participate in the Plan, and the terms and conditions of each award, will be determined by the Board of Directors. The Board may delegate to a committee such powers and authorities related to the administration of the Plan as the Board may determine, provided that each member of the committee is a "non-employee director" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code. The Board (or the committee if such powers are delegated to it) will have full power, discretion and authority to interpret, construe and administer the Plan, and all decisions, determinations or actions of the Board pursuant to the Plan will be final and binding on all persons for all purposes. The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of Globix who need not be outside directors, who may administer the Plan with respect to employees or service providers who are not officers or directors. The Board has delegated the administration of the Plan to the Compensation Committee.

ELIGIBILITY

     Employees and service providers of Globix and its affiliates are eligible to receive grants under the Plan. Currently, there are approximately 250 persons who would be eligible to receive awards under the Plan. The maximum number of shares of stock subject to options that can be granted under the Plan to any person is 775,000 per year.

TYPES OF AWARDS THAT MAY BE MADE UNDER THE PLAN

     Stock options granted under the Plan may be of two types: (i) incentive stock options and (ii) nonqualified stock options.

SHARES COVERED BY THE PLAN

     The Plan permits the granting of awards covering 1,829,000 shares of common stock. Options to purchase 1,128,976 shares have been granted under the Plan, subject to stockholder approval. All but 548,667 of these shares (representing options granted to Mr. Stevenson) will be forfeited in the event that the Plan is not approved.

     Any shares that are reserved for options that lapse, expire or are forfeited, and any shares that are exchanged (actually or constructively) by optionees as full or partial payment to Globix for shares acquired on the exercise of an option, may be available for subsequent grants under the Plan.

STOCK OPTIONS

     Options granted under the Plan may be either non-qualified stock options or incentive stock options qualifying for special tax treatment under Section 422 of the Internal Revenue Code. The exercise price of any incentive stock option may not be less than the fair market value the underlying stock on the grant date. If the grantee holds more than 10 percent of our stock, the option exercise price may not be less than 110 percent of the fair market value of the stock on the grant date. In no case may the exercise price of any option be less than the par value of a share of common stock. The exercise price is payable in cash, shares of common stock previously owned by the optionee or such other forms of payment permitted by law or the award agreement.

     Generally, each option will expire on the tenth anniversary of the date of grant. In the case of an option intended to qualify as an incentive stock option, the option will expire on the fifth anniversary of the date of grant, if the optionee is a holder of more than 10 percent of our stock.

TAX CONSEQUENCES OF OPTIONS

     Non-Qualified Stock Options. On the exercise of a non-qualified stock option, the optionee will recognize ordinary income for federal income tax purposes on the amount by which the fair market value of the stock on the date of exercise exceeds the exercise price of the option. The optionee will be taxed on this amount in the year of exercise, and Globix will generally be allowed a deduction in this amount for federal income tax purposes in the same year. When the optionee disposes of shares acquired on the exercise of a non-qualified stock option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as long- or short-term capital gain to the optionee, depending on the holding period for the shares. If the amount received is less than the market value of the shares on the date of exercise, the loss will be treated as long- or short-term capital loss, depending upon the holding period of the shares.

     Incentive Stock Options. On the exercise of an incentive stock option, no ordinary income will be recognized by the optionee. If the optionee holds the shares for over one year after the date of exercise, then on the sale of the shares (i) the excess of the sale proceeds over the aggregate exercise price of the option will be long-term capital gain to the optionee, and (ii) Globix will not be entitled to a tax deduction under such circumstances. Generally if the optionee sells or otherwise disposes of the shares within one year after the date of exercise, the excess of the fair market value of such shares at the time of exercise over the aggregate exercise price (but generally not more than the amount of gain realized on the disposition) will be ordinary income to the optionee at the time of such disposition. This is sometimes referred to as a "disqualifying disposition." Globix generally will be entitled to a federal tax deduction equal to the amount of ordinary income recognized by the optionee upon a disqualifying disposition.

AMENDMENT AND TERMINATION OF THE PLAN

     The Board may, at any time, amend, suspend or terminate the Plan as to any shares of stock as to which grants have not been made. An amendment will be contingent on the approval of our stockholders to the extent stated by the Board or required by applicable law. No grants may be made after termination of the Plan. No amendment, suspension or termination of the Plan may, without the consent of the grantee, impair rights or obligations under any grant theretofore awarded under the Plan.

RIGHTS PROVIDED IN THE EVENT OF A CHANGE OF CONTROL

     The Plan provides for certain special rights upon the occurrence of a "Change of Control," which is defined as (i) the dissolution or liquidation of Globix or a merger, consolidation or reorganization of Globix with one or more other entities in which Globix is not the surviving entity, (ii) a sale of substantially all the assets of Globix to another person or entity, (iii) any transaction (including without limitation a merger or reorganization in which Globix is the surviving entity) which results in any person or entity (other than persons who are stockholders or affiliates immediately prior to the transaction) owning more than 50 percent of the combined voting power of all classes of Globix stock, or (iv) a change in the membership of the Board of Directors if, over any period of 24 consecutive months, individuals who were members of the Board at the beginning of the period (or who were nominated to the Board by such persons) fail to constitute a majority of the Board at the end of such period.

     Immediately prior to the scheduled consummation of a Change of Control, all options outstanding under the Plan will become immediately exercisable and will remain exercisable for a period of 15 days, unless prior to the scheduled consummation of the Change of Control, the Board elects, in its sole discretion, to cancel any outstanding grants of options and pay or deliver to the holders of options an amount in cash or securities equal to the excess of the Change of Control transaction price over the exercise price of the option.

     The 15 day period described above will begin on the date the grantee receives notice of the scheduled consummation of the Change of Control and will end on the later of the actual date of consummation of the Change of Control or the fifteenth day following the delivery of the notice to grantee from Globix or the acquiring party. Any exercise of an option during such 15 day period will be conditioned upon the consummation of the Change of Control and will be effective only immediately before the consummation of the event. Upon consummation of the Change of Control, the Plan and all outstanding but unexercised options will terminate. The Board will send written notice of an event that will result in such a termination to all individuals who hold options not later than the time at which Globix gives notice thereof to its stockholders.

     The above-described provisions will not apply to a Change of Control if provision is made in writing in connection with the Change of Control for the assumption or continuation of the options then granted, or for the substitution of options relating to the stock of a successor entity, or a parent or subsidiary of a successor entity, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option exercise prices.

     If Globix is the surviving entity in any reorganization, merger or consolidation that does not constitute a Change of Control, each option granted under the Plan will represent the right to purchase those securities to which a holder of the number of shares of common stock subject to such option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the option exercise price per share so that the aggregate option price thereafter will be the same as the aggregate option exercise price immediately prior to the reorganization, merger or consolidation. Subject to any contrary language in the agreement evidencing a grant, any restrictions applicable to such grant will apply as well to any replacement shares received by the grantee as a result of the reorganization, merger or consolidation.

PARACHUTE LIMITATIONS

     In connection with a change in control, awards under the Plan to certain individuals may become subject to excise taxation under Section 280G of the Internal Revenue Code as so-called

"Parachute Payments." Under the Plan, an individual who would otherwise be subject to the excise tax has the right, under certain circumstances, to reduce or eliminate rights granted to the individual under the Plan so as to avoid have the benefits under the Plan be subject to excise tax under Section 280G of the Internal Revenue Code.

EQUITY COMPENSATION PLAN INFORMATION TABLE

     The following table provides information about shares of our common stock that may be issued upon the exercise of options and rights under existing equity compensation plans as of December 31, 2003.

------------------------------  ---------------------------  ----------------------------  --------------------------------------
                                 Number of Securities to      Weighted average exercise       Number of securities remaining
                                 be issued upon exercise        price of outstanding        available for issuance under equity
                                 of outstanding options,        options, warrants and          compensation plans (excluding
                                   warrants and rights                 rights               securities reflected in column (a))
Plan Category                            (a) (#)                       (b)($)                             (c) (#)
-------------                            -------                       ------                             -------
------------------------------  ---------------------------  ----------------------------  --------------------------------------
Equity compensation plans                      0                           $0                                0
approved by security
holders(1)
------------------------------  ---------------------------  ----------------------------  --------------------------------------
Equity compensation plans
not approved by security
holders
------------------------------
Grant to Mr. Stevenson(2)                548,667                        $3.04                                0
------------------------------
Warrant issued  to                       500,000                        $3.00                                0
affiliates of Communications
Technology Advisors (3)
------------------------------  ---------------------------  ----------------------------  --------------------------------------
                       Total:          1,048,667                        $3.02                                0
------------------------------  ---------------------------  ----------------------------  --------------------------------------

(1) Does not include awards under our 2003 Stock Option Plan that are subject to stockholder approval of the Plan.

(2) Represents the award to Mr. Stevenson under his employment agreement, which will be made under the 2003 Stock Option Plan, but is not subject to stockholder approval of the Plan.

(3) Represents a warrant issued to affiliates to Communications Technology Advisors, a firm engaged by Globix to provide restructuring advice. The warrant was purchased for $25,000.



                  The Board of Directors unanimously recommends
              that you vote FOR the proposal to approve the Globix
                      Corporation 2003 Stock Option Plan.


                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        Henry J. Holcombe
                                        Corporate Secretary
Dated:  January 23, 2003

                                                                      Appendix A

                               Globix Corporation

                             Audit Committee Charter

Purpose

The Audit Committee is appointed by the Board of Directors (the "Board") of Globix Corporation (the "Company") to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, (4) the effectiveness of the Company's internal control structure, and (5) the compliance by the Company with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

Guiding Principles

The guiding principles to be considered by the Audit Committee in carrying out its responsibilities in reviewing a particular matter shall include consideration of (1) whether the financial statements fairly present the results of operations of the Company in accordance with generally accepted accounting principles; (2) whether the treatment of the matter is consistent with the Company's practices in prior accounting periods; (3) whether the presentation of the matter is reasonably comprehensive under the circumstances; (4) whether the disclosure regarding the matter contains any material misstatement or fails to disclose a matter which reasonably would be considered material to the Company's security holders; and (5) whether the presentation varies in a material way from principles of convention or conservatism.

Limitation of Audit Committee's Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Committee Membership

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall satisfy the independence and experience requirements of the NASDAQ Stock Market ("NASDAQ"), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission, in each case with respect to audit committees. At least one member of the Audit Committee shall be an "audit committee financial expert" as defined by the Commission.

The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating Committee. Audit Committee members may be replaced by the Board.

Meetings

The Audit Committee shall meet as often as it determines necessary, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint, determine funding for, oversee and replace the outside auditors as set forth in Section 10A(m)(2) of the Exchange Act. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to engage and determine funding for independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

2. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

4.   Review and discuss quarterly reports from the independent auditors on:

     (a)  All critical accounting policies and practices to be used.

     (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

     (c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5. Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

6. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

7. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

8. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9. Ensure that a public announcement of the Company's receipt of an audit opinion that contains a going concern qualification is made promptly.

Oversight of the Company's Relationship with the Independent Auditor

10.  Review and evaluate the lead partner of the independent auditor team.

11. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

12. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

13. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

14. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

15. Discuss with the national office of the independent auditor issues on which they were consulted by the Company's audit team and matters of audit quality and consistency.

Oversight of the Company's Internal Audit Function

16. Review the appointment and replacement of the senior internal auditing executive.

17. Review the significant reports to management prepared by the internal auditing department and management's responses.

18. Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Effectiveness of Internal Controls

19. Review management's plan for establishing and maintaining internal controls, the framework used to evaluate its control structure and management's subsequent assessment of the effectiveness of the internal controls.

20. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Compliance Oversight Responsibilities

21. Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

22. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics.

23. Review reports and disclosures of insider and affiliated party transactions and, to the extent required by NASDAQ rules, approve all related party transactions.

24. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

25. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

26. Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

Adopted July 1, 2003

                                                                      Appendix B


       ------------------------------------------------------------------

                               GLOBIX CORPORATION

                             2003 STOCK OPTION PLAN

       ------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                       Page
                                                                                       ----
1.   PURPOSE..............................................................................4

2.   DEFINITIONS..........................................................................4

3.   ADMINISTRATION OF THE PLAN...........................................................7

        3.1.  Board.......................................................................7

        3.2.  Committee...................................................................7

        3.3.  Grants......................................................................8

        3.4.  No Liability................................................................9

        3.5.  Compliance with Section 162(m) of the Code..................................9

4.   STOCK SUBJECT TO THE PLAN............................................................9

5.   EFFECTIVE DATE, DURATION AND AMENDMENTS..............................................9

        5.1.  Effective Date..............................................................9

        5.2.  Term........................................................................9

        5.3.  Amendment and Termination of the Plan.......................................9

6.   GRANT ELIGIBILITY AND LIMITATIONS...................................................10

        6.1.  Corporation or Subsidiary Employees; Service Providers; Other Persons......10

        6.2.  Successive Grants..........................................................10

        6.3.  Limitation on Shares of Stock Subject to Grants............................10

        6.4.  Limitations on Incentive Stock Options.....................................10

        6.5.  Tandem and Substitute Grants...............................................10

7.   AWARD AGREEMENT.....................................................................10

8.   TERMS AND CONDITIONS OF OPTIONS.....................................................11

        8.1.  Option Price...............................................................11

        8.2.  Vesting....................................................................11

        8.3.  Term.......................................................................11

        8.4.  Termination of Service.....................................................11

        8.5.  Limitations on Exercise of Option..........................................12

        8.6.  Method of Exercise.........................................................12

        8.7.  Rights of Holders of Options...............................................12

        8.8.  Delivery of Stock Certificates.............................................12

9.   TRANSFERABILITY OF OPTIONS..........................................................12

        9.1.  Transferability of Options.................................................12

        9.2.  Family Transfers...........................................................12

10.     FORM OF PAYMENT FOR OPTIONS......................................................13

        10.1. General Rule...............................................................13


                                      B-2

        10.2. Cashless Exercise..........................................................13

        10.3. Other Forms of Payment.....................................................13

11.     PARACHUTE LIMITATIONS............................................................13

12.     REQUIREMENTS OF LAW..............................................................14

        12.1. General....................................................................14

        12.2. Rule 16b-3.................................................................14

13.     EFFECT OF CHANGES IN CAPITALIZATION..............................................15

        13.1. Changes in Stock...........................................................15

        13.2. Reorganization in Which the Corporation Is the Surviving
                 Entity Which does not Constitute a Change of Control....................15

        13.3. Change of Control..........................................................15

        13.4. Adjustments................................................................16

        13.5. No Limitations on Corporation..............................................16

14.     GENERAL PROVISIONS...............................................................16

        14.1. Disclaimer of Rights.......................................................16

        14.2. Nonexclusivity of the Plan.................................................17

        14.3. Withholding Taxes..........................................................17

        14.4. Captions...................................................................17

        14.5. Other Provisions...........................................................17

        14.6. Number And Gender..........................................................17

        14.7. Severability...............................................................17

        14.8. Governing Law..............................................................18

                               GLOBIX CORPORATION

                             2003 STOCK OPTION PLAN


     Globix Corporation, a Delaware corporation (the "Corporation"), sets forth herein the terms of its 2003 Stock Option Plan (the "Plan"), as follows:


1. PURPOSE

     The Plan is intended to enhance the Corporation's and its Affiliates' (as defined herein) ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such officers, directors, key employees, and other persons to serve the Corporation and its Affiliates and to expend maximum effort to improve the business results and earnings of the Corporation, by providing to such officers, directors, key employees and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Corporation. To this end, the Plan provides for the grant of stock options which may be non-qualified stock options or incentive stock options, as provided herein.


2. DEFINITIONS

     For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

     2.1 "Affiliate" means, with respect to the Corporation, any company or other trade or business that controls, is controlled by or is under common control with the Corporation within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

     2.2 "Award Agreement" means the written agreement between the Corporation and a Grantee that evidences and sets out the terms and conditions of a Grant.

     2.3 "Benefit Arrangement" shall have the meaning set forth in Section 0 hereof.

     2.4 "Board" means the Board of Directors of the Corporation.

     2.5 "Cause" means, as determined by the Board and unless otherwise provided in an applicable agreement with the Corporation or an Affiliate, (i) gross negligence or willful misconduct in connection with the performance of duties, gross insubordination, or any act or failure to act that has, or with the passage of time could have, an adverse impact on the Corporation; (ii) conviction of a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Corporation or an Affiliate.

     2.6 "Change of Control" means (i) the dissolution or liquidation of the Corporation or a merger, consolidation, or reorganization of the Corporation with one or more other entities in which the Corporation is not the surviving entity, (ii) a sale of substantially all of the assets of the Corporation to another person or entity, (iii) any transaction (including without limitation a merger or reorganization in which the Corporation is the surviving entity) which results in any person or entity (other than persons who are shareholders or Affiliates immediately prior to the transaction) owning more than 50% of the combined voting power of all classes of stock of the Corporation, or (iv) the cessation, during any period of twenty-four (24) consecutive months, of individuals who at the beginning of such period constituted the Board (excluding any new director elected during such period whose election or nomination for election by the Corporation's shareholders was approved by a vote of the directors then still in office who were directors at the beginning of such twenty-four (24)-month period) to constitute a majority of the Board.

     2.7 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

     2.8 "Committee" means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.2.

     2.9 "Corporation" means Globix Corporation.

     2.10 "Disability" means, as determined by the Corporation, that the Grantee is unable to perform each of the essential duties of such Grantee's position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee's Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     2.11 "Effective Date" means the date the Plan is approved by the Board.

     2.12 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

     2.13 "Fair Market Value" means the market price of Common Shares, determined by the Committee as follows:

          (a) If the Common Shares were traded over-the-counter on the date in question but were not classified as a national market issue, and are regularly traded in this manner, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the Nasdaq system for such date;

          (b) If the Common Shares were traded over-the-counter on the date in question and were classified as a national market issue, and are regularly traded in this manner, then the Fair Market Value shall be equal to the last-transaction price quoted by the Nasdaq system for such date;

          (c) If the Common Shares were traded on a stock exchange on the date in question, and are regularly traded in this manner, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

          (d) If none of the foregoing is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

          Whenever possible, the determination of Fair Market Value by the Committee under paragraphs (a), (b), or (c) shall be based on the prices reported in The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

     2.14 "Family Member" means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee's household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent of the voting interests.

     2.15 "Grant" means an award of an Option under the Plan.

     2.16 "Grant Date" means, as determined by the Board or authorized Committee, the latest to occur of (i) the date as of which the Board approves a Grant, (ii) the date on which the recipient of a Grant first becomes eligible to receive a Grant under Section 6 hereof, or (iii) such other date as may be specified by the Board.

     2.17 "Grantee" means a person who receives or holds a Grant under the Plan.

     2.18 "Incentive Stock Option" means an "incentive stock option" within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

     2.19 "Non-qualified Stock Option" means an Option that is not an Incentive Stock Option.

     2.20 "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

     2.21 "Option Price" means the purchase price for each share of Stock subject to an Option.

     2.22 "Other Agreement" shall have the meaning set forth in Section 11 hereof.

     2.23 "Outside Director" means a member of the Board who is not an officer or employee of the Corporation.

     2.24 "Plan" means this Globix Corporation 2003 Stock Option Plan.

     2.25 "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

     2.26 "Service" means service as an employee, officer, director or other Service Provider of the Corporation or an Affiliate, including any approved leave of absence. Unless otherwise stated in the applicable Award Agreement, a Grantee's change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be an employee, officer, director or other Service Provider of the Corporation or an Affiliate. Service does not terminate when a Grantee is on a bona fide leave of absence; provided, however, that the leave of absence was approved by the Corporation in writing if the terms of the leave provide for continued Service crediting or Service crediting is required by applicable law. Service will be treated as terminating three months after the commencement of a leave of absence, unless the Grantee's right to return to work is guaranteed by law or contract. In any event, Service terminates when the Grantee's approved leave of absence ends, unless the Grantee immediately returns to work as an active employee. Subject to the preceding sentences, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive.

     2.27 "Service Provider" means an employee, officer or director of the Corporation or a Subsidiary, or a natural person who is a consultant or adviser providing services to the Corporation or Subsidiary as of the date of Grant that are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Corporation's securities.

     2.28 "Stock" means the common stock, par value $.01 per share, of the Corporation.

     2.29 "Subsidiary" means any "subsidiary corporation" of the Corporation within the meaning of Section 424(f) of the Code.

     2.30 "Termination Date" means the date upon which an Option shall terminate or expire, as set forth in Section 8.3 hereof.

     2.31 "Ten Percent Stockholder" means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Corporation, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.


3. ADMINISTRATION OF THE PLAN


     3.1. Board.

     The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Corporation's certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Grant or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Grant or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Corporation's certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Grant or any Award Agreement shall be final and conclusive.


     3.2. Committee.

     The Board from time to time may delegate to the Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Corporation and applicable law.

          (i) Except as provided in Subsection (ii) and except as the Board may otherwise determine, the Committee, if any, appointed by the Board to administer the Plan shall consist of two or more Outside Directors of the Corporation who: (a) qualify as "outside directors" within the meaning of
     Section 162(m) of the Code and who (b) meet such other requirements as may be established from time to time by the Securities and Exchange Commission for plans intended to qualify for exemption under Rule 16b--3 (or its successor) under the Exchange Act.

          (ii) The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Corporation who need not be Outside Directors, who may administer the Plan with respect to employees or other Service Providers who are not officers or directors of the Corporation, may grant Grants under the Plan to such employees or other Service Providers, and may determine all terms of such Grants.

In the event that the Plan, any Grant or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board.


     3.3. Grants.

     Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:

     (i) designate Grantees,

     (ii) determine the type or types of Grants to be made to a Grantee,

     (iii) determine the number of shares of Stock to be subject to a Grant,

     (iv) establish the terms and conditions of each Grant (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of a Grant or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),

     (v) prescribe the form of each Award Agreement evidencing a Grant, and

     (vi) amend, modify, or supplement the terms of any outstanding Grant. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Grants to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

     As a condition to any subsequent Grant, the Board shall have the right, at its discretion, to require Grantees to return to the Corporation Grants previously made under the Plan. Subject to the terms and conditions of the Plan, any such new Grant shall be upon such terms and conditions as are specified by the Board at the time the new Grant is made. The Board shall have the right, in its discretion, to make Grants in substitution or exchange for any other award under another plan of the Corporation, any Affiliate, or any business entity to be acquired by the Corporation or an Affiliate. The Corporation may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Corporation or any Affiliate thereof or any confidentiality obligation with respect to the Corporation or any Affiliate thereof or otherwise in competition with the Corporation or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Corporation may annul a Grant if the Grantee is an employee of the Corporation or an Affiliate thereof and is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable. Any Grant shall be contingent upon the Grantee executing the appropriate Award Agreement.


     3.4. No Liability.

     No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant or Award Agreement.


     3.5. Compliance with Section 162(m) of the Code.

     Section 162(m) of the Code, added by the Omnibus Budget Reconciliation Act of 1993, generally limits the tax deductibility to publicly held companies of compensation in excess of $1,000,000 paid to certain "covered employees" ("Covered Employees"). If the Corporation is subject to Section 162(m) of the Code, it is the Corporation's intention to preserve the deductibility of such compensation to the extent it is reasonably practicable and to the extent it is consistent with the Corporation's compensation objectives. For purposes of this Plan, Covered Employees of the Corporation shall be those employees of the Corporation described in Section 162(m)(3) of the Code.


4. STOCK SUBJECT TO THE PLAN

     Subject to adjustment as provided in Section 13 hereof, the number of shares of Stock available for issuance under the Plan shall be one million eight hundred twenty-nine thousand (1,829,000). Stock issued or to be issued under the Plan shall be authorized but unissued shares; or, to the extent permitted by applicable law, issued shares that have been reacquired by the Corporation. If any shares covered by a Grant are not purchased or are forfeited, or if a Grant otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Grant shall, to the extent of any such forfeiture or termination, again be available for making Grants under the Plan.


5. EFFECTIVE DATE, DURATION AND AMENDMENTS


     5.1. Effective Date.

     The Plan shall be effective as of the Effective Date, subject to approval of the Plan by the Corporation's stockholders within one year of the Effective Date. Upon approval of the Plan by the stockholders of the Corporation as set forth above, all Grants made under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Corporation had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year after the Effective Date, any Grants made hereunder shall be null and void and of no effect.


     5.2. Term.

     The Plan shall terminate automatically ten (10) years after its adoption by the Board and may be terminated on any earlier date as provided in Section 5.3.

     5.3. Amendment and Termination of the Plan.

     The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Grants have not been made. An amendment shall be contingent on approval of the Corporation's stockholders to the extent stated by the Board or required by applicable law. No Grants shall be made after termination of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Grant theretofore awarded under the Plan.


6. GRANT ELIGIBILITY AND LIMITATIONS


     6.1. Corporation or Subsidiary Employees; Service Providers; Other Persons.

     Subject to this Section 6, Grants may be made under the Plan to any Service Provider to the Corporation or of any Affiliate, including any Outside Director.


     6.2. Successive Grants.

     An eligible person may receive more than one Grant, subject to such restrictions as are provided herein.


     6.3. Limitation on Shares of Stock Subject to Grants.

     During any time when the Corporation has a class of equity security registered under Section 12 of the Exchange Act, the maximum number of shares of Stock subject to Options that can be awarded under the Plan to any person eligible for a Grant under Section 6 hereof is seven hundred seventy-five thousand (775,000) per year. The preceding limitations in this Section 6.3 are subject to adjustment as provided in Section 13 hereof.


     6.4. Limitations on Incentive Stock Options.

     An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Corporation or any Subsidiary of the Corporation; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.


     6.5. Tandem and Substitute Grants.

     Grants under the Plan may, in the discretion of the Board, be granted in tandem with or in substitution or exchange for any other Grant or any award granted under another plan of the Corporation, any Affiliate, or any business entity to be acquired by the Corporation or an Affiliate, or any other right of a Grantee to receive payment from the Corporation or any Affiliate. Such tandem and substitute or exchange Grants may be granted at any time. If a Grant is made in substitution or exchange for another Grant, the Board shall require the surrender of such other Grant in consideration for the new Grant.

7. AWARD AGREEMENT

     Each Grant pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine, which specifies the number of shares subject to the Grant. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement shall specify whether such Grant is intended to be a grant of Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.


8. TERMS AND CONDITIONS OF OPTIONS


     8.1. Option Price.

     The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price of each Incentive Stock Option shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.


     8.2. Vesting.

     Subject to Sections 8.3 and 13.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this
Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The Board may provide, for example, in the Award Agreement for (i) accelerated exercisability of the Option in the event the Grantee's Service terminates on account of death, Disability or another event, (ii) expiration of the Option prior to its term in the event of the termination of the Grantee's Service, (iii) immediate forfeiture of the Option in the event the Grantee's Service is terminated for Cause or (iv) unvested Options to be exercised subject to the Corporation's right of repurchase with respect to unvested shares of Stock. No Option shall be exercisable in whole or in part prior to the date the Plan is approved by the Stockholders of the Corporation as provided in Section 5.1 hereof.


     8.3. Term.

     Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the "Termination Date"); provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.


     8.4. Termination of Service.

     Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee's Service. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

     8.5. Limitations on Exercise of Option.

     Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Corporation as provided herein, or after ten years following the Grant Date, or after the occurrence of an event referred to in Section 13 hereof which results in termination of the Option.


     8.6. Method of Exercise.

     An Option that is exercisable may be exercised by the Grantee's delivery to the Corporation of written notice of exercise on any business day, at the Corporation's principal office, on the form specified by the Corporation. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised.


     8.7. Rights of Holders of Options.

     Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 13 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.


     8.8. Delivery of Stock Certificates.

     Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.


9. TRANSFERABILITY OF OPTIONS


     9.1. Transferability of Options.

     Except as provided in Section 9.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise an Option. Except as provided in
Section 9.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.


     9.2. Family Transfers.

     If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 9.2, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 9.2, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 9.2 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8,4.


10. FORM OF PAYMENT FOR OPTIONS


     10.1. General Rule.

         Payment of the Option Price for the shares purchased pursuant to the exercise of an Option shall be made in cash or in cash equivalents acceptable to the Corporation.


     10.2. Cashless Exercise.

     To the extent the Award Agreement so provides and the Corporation at the time of exercise so approves, payment of the Option Price for shares purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Board) of an irrevocable direction to a licensed securities broker acceptable to the Corporation to sell shares of Stock and to deliver all or part of the sales proceeds to the Corporation in payment of the Option Price and any withholding taxes described in Section 14.3. Note that applicable law may restrict the applicability of this provision for persons who at the time of exercise are officers or directors of the Corporation. In addition, this provision shall not apply if the shares of stock covered by the Grant are not registered under the Securities Act of 1933 and any applicable state or foreign securities laws.


     10.3. Other Forms of Payment.

     To the extent the Award Agreement so provides and is otherwise permitted by law, payment of the Option Price for shares purchased pursuant to exercise of an Option may be made in any other form that is consistent with applicable laws, regulations and rules.


11. PARACHUTE LIMITATIONS

     Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Corporation or any Affiliate, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), if the Grantee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option held by the Grantee shall not become exercisable or vested (i) to the extent that such right to exercise or vesting, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any benefit to the Grantee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Corporation under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise or vesting under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the benefit to the Grantee under this Plan be deemed to be a Parachute Payment.


12. REQUIREMENTS OF LAW


     12.1. General.

     The Corporation shall not be required to sell or issue any shares of Stock under any Grant if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Corporation of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations, or of the Corporation's Insider Trading Policy then in effect. If at any time the Corporation shall determine, in its discretion, that the listing, registration or qualification of any shares subject to a Grant upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Grant unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Corporation, and any delay caused thereby shall in no way affect the date of termination of the Grant. Specifically, in connection with the Securities Act, upon the exercise of any Option unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Grant, the Corporation shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. To the extent required by the Securities Act of 1933 or any state or foreign securities law, the Corporation may also require the Grantee to execute a stock restriction agreement with respect to any shares of Stock acquired pursuant to the Plan and may require any stock certificates to bear any legends reflecting any applicable legal restrictions on transfer. Any determination in this connection by the Board shall be final, binding, and conclusive. The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Corporation shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.


     12.2. Rule 16b-3.

     During any time when the Corporation has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Corporation that Grants pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the

Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.


13. EFFECT OF CHANGES IN CAPITALIZATION


     13.1. Changes in Stock.

     If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Corporation on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation occurring after the Effective Date, the number and kinds of shares for which grants of Options may be made under the Plan shall be adjusted proportionately and accordingly by the Corporation. In addition, the number and kind of shares for which Grants are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option, as applicable, but shall include a corresponding proportionate adjustment in the Option Price per share. The conversion of any convertible securities of the Corporation shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Corporation's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Corporation) without receipt of consideration by the Corporation, the Corporation may, in such manner as the Corporation deems appropriate, adjust (i) the number and kind of shares subject to outstanding Grants and/or (ii) the exercise price of outstanding Options to reflect such distribution.


     13.2. Reorganization in Which the Corporation Is the Surviving Entity Which does not Constitute a Change of Control.

     Subject to Section 13.3 hereof, if the Corporation shall be the surviving entity in any reorganization, merger, or consolidation of the Corporation with one or more other entities which does not constitute a Change of Control, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing a Grant, any restrictions applicable to such Grant shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.


     13.3. Change of Control.

          Subject to the exceptions set forth in the last sentence of this
Section 13.3 and the last sentence of Section 13.4 either of the following two actions shall be taken:

               (i) prior to the scheduled consummation of a Change of Control, all Options outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days, or

               (ii) prior to the consummation of a Change of Control, the Board may elect, in its sole discretion, to cancel any outstanding Grants of Options and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith) equal to the product of the number of shares of Stock subject to the Option (the "Grant Shares") multiplied by the amount, if any, by which (A) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (B) the Option Price applicable to such Grant Shares.

          With respect to the 15-day exercise window described in paragraph (i) above, (a) such 15-day window shall begin on the date the Grantee receives notice of the scheduled consummation of the Change of Control and shall end on the later of the actual date of consummation of the Change of Control or the fifteenth day following the delivery of the notice to the Grantee from the Corporation or the acquiring party, (b) any exercise of an Option during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and
(c) upon consummation of any Change of Control the Plan, and all outstanding but unexercised Options shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Corporation gives notice thereof to its stockholders. This Section 13.3 shall not apply to any Change of Control to the extent that provision is made in writing in connection with such Change of Control for the assumption or continuation of the Options theretofore granted, or for the substitution for such Options for new common stock options relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option exercise prices, in which event the Plan, Options theretofore granted shall continue in the manner and under the terms so provided.


     13.4. Adjustments.

     Adjustments under this Section 13 related to shares of Stock or securities of the Corporation shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to a Grant in place of those described in Sections 13.1, 13.2 and 13.3. Any adjustments under this Section 13 applicable to Incentive Stock Options shall comply with the provisions of
Section 424(a) of the Code.


     13.5. No Limitations on Corporation.

     The making of Grants pursuant to the Plan shall not affect or limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.


14. GENERAL PROVISIONS


     14.1. Disclaimer of Rights.

     No provision in the Plan or in any Grant or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Corporation or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Corporation either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Corporation. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Grant granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Corporation or an Affiliate. The obligation of the Corporation to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Corporation to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.


     14.2. Nonexclusivity of the Plan.

     Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.


     14.3. Withholding Taxes.

     The Corporation or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state, or local taxes of any kind required by law to be withheld with respect to the issuance of any shares of Stock upon the exercise of an Option. At the time of exercise, the Grantee shall pay to the Corporation or the Affiliate, as the case may be, any amount that the Corporation or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. The Corporation or an Affiliate, as the case may be, may agree to accept shares of Stock of equivalent Fair Market Value (determined in accordance with Section 2.13) in payment of any such withholding obligation if the Grantee requests to make payment in such manner.

     14.4. Captions.

     The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.


     14.5. Other Provisions.

     Each Grant under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.


     14.6. Number And Gender.

     With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

     14.7. Severability.

     If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.


     14.8. Governing Law.

     The validity and construction of this Plan and the instruments evidencing the Grant hereunder shall be governed by the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Grants hereunder to the substantive laws of any other jurisdiction.


                                      * * *

____________________________________________________________________________________________________________________________________
                                                                                                          Please Mark     [ ]
                                                                                                          Here for
                                                                                                          Address Change
                                                                                                          or Comments
                                                                                                          SEE REVERSE SIDE

                                         WITHHOLD
                                      authority only                                                         FOR   AGAINST   ABSTAIN
1. Election of Directors                 for those      WITHHOLD     2. Proposal to approve the Company's    [ ]     [ ]       [ ]
                                      nominees whose  authority for     2003 Stock Option Plan.
Nominees for Director are:   FOR all  name(s) I have       ALL
                            nominees   written below    nominees     3. In their discretion, the Proxies are authorized to vote upon
01 Peter K. Stevenson                                                such other business as may properly come before the meeting or
02 Peter S. Brodsky            [ ]         [ ]             [ ]       any adjournment or adjournments thereof.
03 Peter L. Herzig
04 Steven Lampe
05 Steven G. Singer
06 Raymond Steele and
07 Steven A. Van Dyke.

__________________________________


Signature___________________________________________Signature___________________________________________Date________________________
SIGNATURE(S) should be exactly as name or names appear on this Proxy Card. If acting as attorney, executor, trustee or other representative capacity, sign name and title.
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
                                                     /\ FOLD AND DETACH HERE /\

____________________________________________________________________________________________________________________________________
PROXY                                                  GLOBIX(TM)
                                                [LOGO] ----------------------------
                                                       The Global Internet Exchange

                                                         GLOBIX CORPORATION

                                    Annual Meeting of Shareholders - Tuesday, February 24, 2004.

     The undersigned shareholder of Globix Corporation (the "Company") hereby appoints Henry J. Holcombe and Steven G. Singer, or either of them, the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all the common shares of the Company standing in the name of the undersigned at the close of business on January 16, 2004 at the Annual
Meeting of Shareholders of the Company to be held at the offices of the Company at 139 Centre Street, New York, New York 10013 at
10:00 a.m., local time, on Tuesday, February 24, 2004, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote in respect to all matters which may properly come before the meeting in accordance with and as more fully described in the Notice of Meeting and Proxy Statement for the meeting, receipt of which is acknowledged.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ELECTION OF THE PROPOSED DIRECTORS AND FOR THE
PROPOSAL TO APPROVE THE 2003 STOCK OPTION PLAN UNLESS OTHERWISE INDICATED.

     If the undersigned hold(s) any shares in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually.

     (Please fill in the reverse side and return promptly in the enclosed envelope.)

                                  (Continued and to be marked,dated and signed, on the other side)
____________________________________________________________________________________________________________________________________

                              Address Change/Comments (Mark the corresponding box on the reverse side)
____________________________________________________________________________________________________________________________________



____________________________________________________________________________________________________________________________________

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
                                                     /\ FOLD AND DETACH HERE /\


                                     You can now access your Globix Corporation account online.

Access your Globix Corporation shareholder account online via Investor ServiceDirect(R) (ISD).

Mellon Investor Services LLC, agent for Globix Corporation, now makes it easy and convenient to get current information on your shareholder account. After a simple and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

                                     o View account status          o Make address changes
                                     o View certificate history     o Establish/change your PIN

                                        Visit us on the web at http://www.melloninvestor.com
                                          and follow the instructions shown on this page.

Step 1: FIRST TIME USERS - Establish a PIN      Step 2: Log in for Account Access           Step 3: Account Status Screen

You must first establish a Personal             You are now ready to log in. To access      You are now ready to access your account
Identification Number (PIN) online by           your account please enter your:             information. Click on the appropriate
following the directions provided in the                                                    button to view or initiate transactions.
upper right portion of the web screen as        o SSN or Investor ID
follows. You will also need your Social         o PIN                                       o Certificate History
Security Number (SSN) or Investor ID            o Then click on the [Submit] button         o Issue Certificate
available to establish a PIN.                                                               o Address Change
                                                If you have more than one account, you
The confidentiality of your personal            will now be asked to select the
information is protected using secure           appropriate account.
socket layer (SSL) technology.

o SSN or Investor ID
o Then click on the [Establish PIN]
  button

Please be sure to remember your PIN, or
maintain it in a secure place for future reference.

                                        For Technical Assistance Call 1-877-978-7778 between
                                                 9am-7pm Monday-Friday Eastern Time
____________________________________________________________________________________________________________________________________
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